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                                                                    EXHIBIT 10.4

                                 AMENDMENT NO. 6

                                       TO

                 THIRD AMENDED AND RESTATED ACCOUNTS RECEIVABLE
                        MANAGEMENT AND SECURITY AGREEMENT

      THIS AMENDMENT NO. 6 (this "Amendment") is entered into as of May 18, 2001, by and among TMP Worldwide Inc., a Delaware corporation ("Borrower"), GMAC COMMERCIAL CREDIT LLC ("GMACCC"), each of the financial institutions party thereto (GMACCC and each of such other financial institutions, collectively, the "Lenders") and GMACCC as agent for the Lenders (GMACCC in such capacity, the "Agent").

                                   BACKGROUND

      Pursuant to a Third Amended and Restated Accounts Receivable Management and Security Agreement dated as of November 5, 1998 (as the same has been or will be further amended, supplemented or otherwise modified from time to time, the "Loan Agreement") by and among Borrower, Agent and Lenders, Agent and Lenders agreed to provide Borrower with certain financial accommodations.

      Borrower has advised Lenders and Agent that it proposes to acquire substantially all of the assets or stock of Melville Craig Group Limited, a company formed under the laws of the Scotland ("MCG") for an aggregate purchase price of approximately $36.5 million (the "MCG Acquisition"). As partial consideration for the MCG Acquisition, Borrower proposes to issue promissory notes in an aggregate principal amount of (pound)18,472,222 Sterling, which notes will be secured by one or more Letters of Credit. The issuance of such Letters of Credit, when added to Letters of Credit outstanding under the Loan Agreement, would exceed the maximum amount of outstanding Letters of Credit permitted under the Loan Agreement. Accordingly, Borrower has requested that the Loan Agreement be amended to increase the maximum permitted amount of Letters of Credit and Agent and Lenders are willing to do so on the terms and conditions hereafter set forth herein.

      NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrower by Agent and Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      1. DEFINITIONS. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

      2. AMENDMENT TO LOAN AGREEMENT. Subject to satisfaction of the conditions precedent set forth in SECTION 3 below, the Loan Agreement is hereby amended as follows:

            (a) Section 1(A) is hereby amended by inserting the following defined terms in their appropriate alphabetical order:

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                  "Amendment No. 6" shall mean Amendment No. 6 to this
            Agreement dated as of May 18, 2001.

                  "MCG" shall have the meaning set forth in the Background
            section of Amendment No. 6.

                  "MCG Acquisition" shall have the meaning set forth in the
            Background section of Amendment No. 6.

             (b) The defined term "Permitted Unsecured Indebtedness" is hereby amended by deleting the numeral "$15,000,000" appearing in clause (C) thereof and inserting "$50,000,000" in its place and stead.

            (c) Section 2.7 is amended by deleting the numeral "$25,000,000" appearing in the second sentence thereof and inserting "$50,000,000" in its place and stead.

      3. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective when all of the following conditions shall have been satisfied: (i) Agent shall have received four (4) copies of this Amendment executed by Borrower and Required Lenders and consented to by Guarantors; (ii) no Incipient Event of Default or Event of Default shall have occurred and be continuing and (iii) Agent shall have received such other certificates, instruments, documents, agreements and opinions of counsel as may be required by Agent or its counsel, each of which shall be in form and substance satisfactory to Agent and its counsel.

      4. REPRESENTATIONS, WARRANTIES AND COVENANTS. Borrower hereby represents, warrants and covenants as follows:

            (a) This Amendment and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of Borrower and are enforceable against Borrower in accordance with their respective terms.

            (b) Upon the effectiveness of this Amendment, Borrower hereby reaffirms all covenants, representations and warranties made in the Loan Agreement to the extent the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

            (c) No Event of Default or Incipient Event of Default has occurred and is continuing or would exist after giving effect to this Amendment or the MCG Acquisition.

            (d) Borrower has no defense, counterclaim or offset with respect to the Loan Agreement or the Obligations.

            (e) MCG is engaged in and shall continue to engage in a Permitted Business as defined in Section 12.3(f) of the Loan Agreement.

      5.    EFFECT ON THE LOAN AGREEMENT.


                                       2
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            (a) Upon the effectiveness of SECTION 2 hereof, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

            (b) Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

            (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or any Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

      6. GOVERNING LAW. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

      7. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

      8. COUNTERPARTS; FACSIMILE SIGNATURES. This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same agreement. Any signature received by facsimile transmission shall be deemed an original signature hereto.



                                       3
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      IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.

                                    TMP WORLDWIDE INC.

                                    By: /s/ Thomas G. Collison
                                       -----------------------------------------
                                       Name:  Thomas G. Collison
                                              ----------------------------------
                                       Title: Secretary
                                              ----------------------------------


                                    GMAC COMMERCIAL CREDIT LLC
                                    as Agent and as Lender

                                    By: /s/ Frank Imperato
                                       -----------------------------------------
                                       Name:  Frank Imperato
                                              ----------------------------------
                                       Title: Senior Vice President
                                              ----------------------------------


                                    DEUTSCHE FINANCIAL SERVICES
                                    CORPORATION, as Lender

                                    By: /s/ Philip G. Porcher, IX
                                       -----------------------------------------
                                       Name:  Philip G. Porcher, IX
                                              ----------------------------------
                                       Title: Vice President
                                              ----------------------------------


                                    FLEET NATIONAL BANK
                                    as Lender

                                    By: /s/ William J. Kelly
                                       -----------------------------------------
                                       Name:  William J. Kelly
                                              ----------------------------------
                                       Title: Assistant Vice President
                                              ----------------------------------


                                    FIFTH THIRD BANK
                                    as Lender

                                    By: /s/ Ann Pierson
                                       -----------------------------------------
                                       Name:  Ann Pierson
                                              ----------------------------------
                                       Title: Corporate Banking Officer
                                              ----------------------------------


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                                    NATIONAL BANK OF CANADA
                                    as Lender

                                    By: /s/ Timothy J. Smith
                                       -----------------------------------------
                                       Name:  Timothy J. Smith
                                              ----------------------------------
                                       Title: Vice President and Manager
                                              ----------------------------------

                                    By: /s/ Jill Schwartz
                                       -----------------------------------------
                                       Name:  Jill Schwartz
                                              ----------------------------------
                                       Title: Vice President
                                              ----------------------------------


                                    GMAC COMMERCIAL CREDIT LIMITED

                                    By: /s/ Frank Imperato
                                       -----------------------------------------
                                       Name:  Frank Imperato
                                              ----------------------------------
                                       Title: Attorney-in-Fact
                                              ----------------------------------


                                    GMAC COMMERCIAL CREDIT CORPORATION

                                    By: /s/ Frank Imperato
                                       -----------------------------------------
                                       Name:  Frank Imperato
                                              ----------------------------------
                                       Title: Senior Vice President
                                              ----------------------------------



CONSENTED AND AGREED TO BY EACH OF THE GUARANTORS:

TMP HOLDINGS INTERNATIONAL, INC.
TASA INCORPORATED
AUSTIN KNIGHT INC.
ONLINE CAREER CENTER MANAGEMENT, INC.
M.S.I. MARKET SUPPORT INTERNATIONAL
GENERAL DIRECTORY ADVERTISING SERVICES, INC.


By: /s/ Thomas G. Collison
   ---------------------------------
Name:  Thomas G. Collison
The Secretary of each of the
foregoing corporations